SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 4, 2026
Date of Report
(Date of Earliest Event Reported)

Pinnacle Financial Partners, Inc.
(Exact Name of Registrant as Specified in its Charter)

Georgia	001-43038	39-3738880
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 Overton Park Drive, Atlanta, Georgia 30339
(Address of principal executive offices) (Zip Code)

(706) 641-6500
(Registrant’s telephone number, including area code)

__________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 Par Value	PNFP	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A	PNFP - PrA	New York Stock Exchange
Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B	PNFP - PrB	New York Stock Exchange
Depositary Shares, each representing 1/40 interest in a Share of 6.75% Fixed-Rate Non-Cumulative Perpetual Preferred Stock Series C	PNFP - PrC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD.

Pinnacle Financial Partners, Inc. (“Pinnacle”) is scheduled to participate in a fireside chat at the BancAnalysts Association of Boston Conference on November 5, 2026 at 2:10 p.m. ET. A copy of the presentation materials to be used by Pinnacle during its presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in Item 7.01 of this Current Report by this reference. The presentation materials will also be available on Pinnacle’s website at investors.pnfp.com.

The information contained in this Item 7.01, including the information set forth in the presentation materials furnished as Exhibit 99.1 to, and incorporated in, this Current Report, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section. The information in Exhibit 99.1 furnished pursuant to this Item 7.01 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 9.01	Financial Statements and Exhibits

	(d)	Exhibits

	Exhibit No.	Description

	99.1	Presentation materials to be presented on November 5, 2026

	104	Cover Page Interactive Data File (formatted as Inline XBRL)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Pinnacle Financial Partners, Inc. has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2026	PINNACLE FINANCIAL PARTNERS, INC.

By: /s/ Allan E. Kamensky
Name: Allan E. Kamensky
Title: Executive Vice President and Chief Legal Officer